Presenters: Larry Sterrs Director and Chair of the Board of Directors Greg Dufour President and Chief Executive Officer Greg White Chief Financial Officer Recording Secretary: Joanne Campbell Executive Vice President, Risk Management Inspector of Election: Mike Archer Senior Vice President, Corporate Controller • • • • • •

2018 2019 2020

Q1 '20 Q1 '21

1Q '20 2Q '20 3Q '20 4Q '20 1Q '21 1Q '20 2Q '20 3Q '20 4Q '20 1Q '211Q '20 2Q '20 3Q '20 4Q '20 1Q '21

• • • • • • • • • •

  

• • •

2021 Annual Meeting of Shareholders

April 27, 2021

Agenda:

- Presentation of Proposals
- Voting
- Voting Results
- Adjournment of Formal Meeting
- CFO Update
- CEO Update

Presenters:

Larry Sterrs
Director and Chair of the Board of Directors

Greg Dufour
President and Chief Executive Officer

Greg White
Chief Financial Officer

Recording Secretary:

Joanne Campbell
Executive Vice President, Risk Management

Inspector of Election:

Mike Archer
Senior Vice President, Corporate Controller

Camden NATIONAL CORPORATION

Forward Looking Statements

This presentation contains certain statements that may be considered forward-looking statements under the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements can be identified by the use of the words "believe," "expect," "anticipate," "intend," "estimate," "assume," "plan," "target," or "goal" or future or conditional verbs such as "will," "may," "might," "should," "could" and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden National Corporation (the "Company"). These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements.

The following factors, among others, could cause the Company's financial performance to differ materially from the Company's goals, plans, objectives, intentions, expectations and other forward-looking statements: (i) weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for credit losses or a reduced demand for the Company's credit or fee-based products and services; (ii) changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (iii) inflation, interest rate, market, and monetary fluctuations; (iv) competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; (v) volatility in the securities markets that could adversely affect the value or credit quality of the Company's assets, impairment of goodwill, or the availability and terms of funding necessary to meet the Company's liquidity needs, and that could lead to impairment in the value of securities in the Company's investment portfolio; (vi) changes in information technology and other operational risks, including cybersecurity, that require increased capital spending; changes in consumer spending and savings habits; (vii) changes in tax, banking, securities and insurance laws and regulations; and (viii) changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board, and other accounting standard setters.

In addition, statements about the potential effects of the COVID-19 pandemic on the Company's businesses and results of operations and financial conditions may constitute forward-looking statements. Such statements may include, but are not limited to, statements concerning: (i) the continued effectiveness of our Pandemic Work Group; (ii) the continuing ability of our employees to work remotely; (iii) our continuing ability to staff our branches and keep our branches open; (iv) the continuing strength of our capital and liquidity positions; (v) our continued ability to access sources of contingent liquidity; (vi) the continuing strength of our asset quality within our loan portfolio; and (vii) the potential effectiveness of relief measures and programs for customers affected by COVID-19.

These statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and the Company.

You should carefully review all of these factors, and be aware that there may be other factors that could cause the Company's actual results to differ materially from those anticipated, including the risk factors listed in the Company's filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2020, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements.

These forward-looking statements were based on information, plans and estimates at the date of this presentation, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation.

Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures. Management uses these non-GAAP financial measures for purposes of measuring our performance against our peer group and other financial institutions and analyzing our internal performance. These non-GAAP financial measures also help investors better understand the Company's operating performance and trends and allow for better performance comparisons to other financial institutions. These measures are not a substitute for GAAP operating results and may not be comparable to non-GAAP measures used by other financial institutions. Schedules that reconcile the non-GAAP financial measures to GAAP financial information are included in our Annual Report on Form 10-K and earnings releases filed with the SEC.

Camden NATIONAL CORPORATION

2020 Financial Performance



Net Income
(in millions)
$53.1
$57.2
$59.5
+4%
2018
2019
2020

	2019	2020
Return on Assets	1.30%	1.23%
Return on Tangible Equity[1]	15.99%	14.79%
Diluted Earnings Per Share	$3.69	$3.95
Dividends Per Share	$1.23	$1.32

1) Non-GAAP financial measure.

Camden NATIONAL CORPORATION

1st Quarter 2021 Financial Performance



Net Income
(in millions)
$19.7
$13.5
+46%
Q1 '20
Q1 '21

	Q1 2020	Q1 2021
Return on Assets	1.21%	1.62%
Return on Tangible Equity[1]	14.35%	18.47%
Diluted Earnings Per Share	$0.89	$1.31
Dividends Per Share	$0.33	$0.36

1) Non-GAAP financial measure.

Camden NATIONAL CORPORATION

Asset Quality and Capital

NPAs / Total Assets


0.76%
0.72%
0.73%
0.76%
0.23%
0.23%
0.22%
0.22%
0.20%
1Q '20
2Q '20
3Q '20
4Q '20
1Q '21

Loan Loss Reserves / Total Loans


0.83%
1.11%
1.06%
1.13%
1.10%
1.21%
1.16%
1.26%
1.10%
1Q '20
2Q '20
3Q '20
4Q '20
1Q '21

Total Risk-Based Capital


13.81%
13.73%
14.56%
14.16%
15.15%
14.42%
15.40%
14.83%
16.00%
1Q '20
2Q '20
3Q '20
4Q '20
1Q '21

Key:
Camden National Corporation
SNL $1B - $5B Bank Index

Data source: S&P Global, SNL $1B - $5B Bank Index members as of 3/31/21.
Data unavailable for SNL $1B - $5B Bank Index for 1Q '21 due to timing of component company filings.
1) Loan Loss Reserves / Total Loans = Loan Loss Reserves / Total Loans (including loans held for sale)

Camden NATIONAL CORPORATION

Five Year Total Return

April 1, 2016 to March 31, 2021


Russell 2000
109.97%
Camden National Corporation
88.93%
SNL $1B to $5B Bank Index
72.93%
Proxy Peer Average
56.23%

Camden NATIONAL CORPORATION

Proxy Peer – Average of 18 publicly traded commercial and savings banks in the Northeast.
Source: SNL Financial - Total Return includes stock appreciation and dividends from 4/1/16 to 3/31/21.

Camden National Corporation



ME
NH
MA
Bangor
Ellsworth
Augusta
Camden
Lewiston
Portland
Portsmouth
Wakefield
Braintree
Camden National Bank
Camden National Wealth Management

Largest publicly traded bank headquartered in Northern New England

- $5.1 billion in assets
- 57 banking centers located in Maine
- 1 banking center and 1 loan production office in New Hampshire
- 2 loan production offices in Massachusetts
- Approximately $690 million market cap
- 60-day average daily share volume of approximately 43,000
- Analyst Coverage
  - KBW (market perform)
  - Raymond James (outperform)
  - Janney (market perform)

**As of April 20, 2021*

Camden NATIONAL CORPORATION

Responsive and Ready to Serve our Customers

In 2020, we saw a dramatic shift to our digital resources.

17 million digital banking logins vs. 2.1 million teller transactions

32% increase in Call Center activity

41% increase in secure online chat

39% of funded mortgages started with an online app

41% growth in online account openings


Camden
NATIONAL BANK
Good Afternoon, Jane
MY ACCOUNTS

Camden NATIONAL CORPORATION

Financial Empowerment



Pandemic Resilient & Adaptive.

We are focused on capitalizing on our investments in industry-leading technology to optimize the customer and employee experience, whether in person or virtually.

- Introduced and rapidly increased banking by appointment usage.



- We hosted educational webinars on topics such as international trade for businesses and market updates for wealth management clients.
- Camden National Wealth Management hosted 750 virtual client meetings providing trusted advice during virtual times.

Camden NATIONAL CORPORATION

Hyper Connected to our Customers & Employees

In the last year, 121 employees joined us
- Many have not yet set foot in a Camden National Bank location

Work from Home Enablement
- 75% of our non-banking center employees work remotely

Highly engaged workforce
- Leveraged internal communication tools such as video conferencing technology and chat features

Through our talented and motivated workforce, we were able to support record level residential mortgage volume and PPP lending.

Camden NATIONAL CORPORATION

Stock Price and Dividend Trend



Stock Performance
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
$45.82
$47.86
12/31/2019
3/31/2020
6/30/2020
9/30/2020
12/31/2020
3/31/2021



Quarterly Dividend Declared
$0.33
$0.33
$0.33
$0.33
$0.36
+9%
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21